John Hancock Variable Insurance Trust

Supplement dated September 30, 2016

to the Prospectus dated May 1, 2016

American Asset Allocation Trust (the “fund”)

The portfolio manager information under the heading “Portfolio management” is amended to add the following:

John R. Queen Vice President - Capital Fixed Income Investors, Capital Research and Management Company He has one year of experience in managing the fund

The information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading “Capital Research and Management Company (“CRMC”)” is amended to include John R. Queen as one of the Portfolio Managers of Asset Allocation Fund, a series of American Funds Insurance Series, the master fund of which American Asset Allocation Trust is a feeder.

Portfolio Manager	Primary Title with Investment Advisor (or Affiliate) and Investment Experience During Past Five Years	Portfolio Manager’s Role in Management of the Fund(s)
John R. Queen	Vice President - Capital Fixed Income Investors, CRMC Investment professional for 25 years in total; 13 years with CRMC or affiliate	Serves as a fixed-income portfolio manager for Asset Allocation Fund

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Variable Insurance Trust

Supplement dated September 30, 2016

to the Statement of Information dated May 1, 2016

Capital Research and Management Company

The section under “APPENDIX I - DISCLOSURE REGARDING PORTFOLIO MANAGERS OF THE MASTER FUNDS OF THE JHVIT FEEDER FUNDS” is amended as follows to include John R. Queen as one of the portfolio managers of American Asset Allocation Trust:

Portfolio manager fund holdings and management of other accounts — Shares of the fund may only be owned by purchasing variable annuity and variable life insurance contracts. The portfolio manager’s need for variable annuity or variable life contracts and the role those contracts would play in his comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The portfolio manager has determined that variable insurance or annuity contracts do not meet his current needs. Consequently, the portfolio manager does not hold any investments that hold shares of the fund.

The following table reflects information regarding accounts other than the funds for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

The following table reflects information as of August 31, 2016:

American Asset Allocation Trust

Portfolio Manager	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3]
	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)
John R. Queen	6	$104.0	None	None	324	$2.54

[1]

Information presented for regulated investment companies (“RICs”) for which the portfolio manager has significant day to day management responsibilities. Assets noted are the total net assets of the RICs and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, other pooled investment, or other account is charged an advisory fee that is based on performance.

[2]

Represents funds advised or subadvised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.

[3]

Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio managers and their families are not reflected.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.